SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2004

NETMANAGE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-22158	77-0252226
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10725 NORTH DE ANZA BOULEVARD, CUPERTINO, CALIFORNIA	95014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 973-7171

N/A
(Former name or former address, if changed since last report

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements and pro forma financial information

     NONE

(b) Exhibit	Description

99.1	Press Release of NetManage, Inc. dated February 2, 2004.

ITEM 12. Results of Operations and Financial Condition

On February 2, 2004, NetManage, Inc. (the “Registrant”), issued a press release to report its financial results for the fourth quarter and year ended December 31, 2003. A copy of the press release is attached hereto as an Exhibit and is incorporated herein in its entirety by reference.

The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The furnishing of the information in this report (including the exhibit hereto) shall not be deemed an admission that such furnishing is required by Regulation FD or that the information in this report contains material information that is not otherwise publicly available.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETMANAGE, INC.

By:	/s/ Michael R. Peckham

Michael R. Peckham
Senior Vice President and Chief Financial Officer

Date: February 2, 2004

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release of NetManage, Inc. dated February 2, 2004